EXHIBIT 4.3

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                             INITIAL ENROLLMENT FORM
--------------------------------------------------------------------------------
FLAGSTAR BANK 401(k) PLAN                                   PLAN #:  ML200983
================================================================================
THIS FORM IS TO BE UTILIZED FOR INITIAL ENROLLMENT PURPOSES ONLY. DO NOT USE THIS FORM FOR CURRENT PARTICIPANTS.
--------------------------------------------------------------------------------
EMPLOYEE INFORMATION (please print)
----------------------------------------- ======================================
Name:                                     SS#:
----------------------------------------- ======================================
Address:                                  Date of Participation:

----------------------------------------- --------------------------------------
City:                       State:        Zip:

--------------------------- ------------- --------------------------------------
Date of Birth:              Date of Hire:

--------------------------- ------------- --------------------------------------
CONTRIBUTION ELECTION

I authorize my employer to make payroll deductions from my salary in the amount indicated below to be used as my contributions to the Plan:

|_| I wish to contribute the following whole percentage of my compensation to the Plan on a before-tax basis via payroll deduction (from 1 to 6%).__ __%

|_|   I  do   not   wish   to   contribute   to   the   Plan   at   this   time.
--------------------------------------------------------------------------------
INVESTMENT ELECTION: FUTURE CHANGES MUST BE MADE BY CALLING MERRILL LYNCH AT 1(800) 229-9040. THIS INVESTMENT ELECTION WILL NOT BE APPLIED TO ANY EXISTING FUNDS YOU MAY CURRENTLY HAVE IN THE PLAN.

IF YOU FAIL TO MAKE AN ELECTION, YOUR CONTRIBUTIONS WILL BE FULLY INVESTED IN THE ML RETIREMENT PRESERVATION TRUST.

The contributions resulting from these elections
are to be transferred to the Plan and invested as                     INVESTMENT
follows.  Your investment election percentages                         ELECTION
must be in multiples of 1% totaling 100%.              FUND NAME     PERCENTAGES

                                           FLAGSTAR COMPANY STOCK      __ __ __%

Investment elections may be modified at
any time by calling Merrill Lynch
at 1(800) 229-9040.              ML RETIREMENT PRESERVATION TRUST      __ __ __%
                                      ML FEDERAL SECURITIES TRUST      __ __ __%
                         ML CORPORATE BOND FUND-INTERMEDIATE TERM      __ __ __%
                                                  ML CAPITAL FUND      __ __ __%
                                           PIMCO RENAISSANCE FUND      __ __ __%
                                  MASSACHUSETTS INVESTORS TRUST A      __ __ __%
                       MASSACHUSETTS INVESTOR'S GROWTH STOCK FUND      __ __ __%
                                            ML S&P 500 INDEX FUND      __ __ __%
                                             ML GLOBAL VALUE FUND      __ __ __%

                                                         TOTAL        1  0  0  %
--------------------------------------------------------------------------------
AUTHORIZATION
My signature will serve as authorization for this and all future phone transactions I make to my accounts. I AM NOT CURRENTLY A PARTICIPANT IN THE PLAN.

-------------------------------------                   ---/---/---
   EMPLOYEE SIGNATURE                                       DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FOR ADMINISTRATIVE USE ONLY:

NUMBER OF YEARS OF SERVICE (EXCLUDING THE CURRENT YEAR):  ___________

---------------------------------------    ---/---/---       ---/---/---
PLAN ADMINISTRATOR'S SIGNATURE             DATE              DATE FIRST ELIGIBLE

--------------------------------------------------------------------------------
                          BENEFICIARY DESIGNATION FORM
--------------------------------------------------------------------------------

FLAGSTAR BANK 401(k) PLAN                                     PLAN #:  ML200983
================================================================================
EMPLOYEE INFORMATION (please print)
---------------------------------------------- ---------------------------------
Name:                                          SS#:
---------------------------------------------- ---------------------------------
Your Plan account is payable to your beneficiary if you die. If you are married, your primary beneficiary is automatically your spouse, unless your spouse consents in writing to the designation of a different beneficiary. Your secondary beneficiary(ies) will receive your benefit if your primary beneficiary is not alive at the time of your death. If you are not married and you fail to designate a beneficiary, the Plan Administrator will, in the event of your death, identify your beneficiary in accordance with the terms of the Plan.

Please attach a second form if you wish to name more than one primary or more than two secondary beneficiaries.
--------------------------------------------------------------------------------
PRIMARY BENEFICIARY
-------------------------------------------- ===================================
Name:                                        SS#:

-------------------------------------------- ===================================
Address:

--------------------------------- --------------- ------------------------------
City:                             State:          Zip:

--------------------------------- --------------- ------------------------------
Date of Birth:                                    Relationship:*

================================================================================
SECONDARY BENEFICIARY (IES)

-------------------------------------------- ===================================
Name:                        Percentage:     SS#:

-------------------------------------------- ===================================
Address:

--------------------------------- --------------- ------------------------------
City:                             State:          Zip:

--------------------------------- --------------- ------------------------------
Date of Birth:                                    Relationship:*

================================================================================

-------------------------------------------- ===================================
Name:                        Percentage:     SS#:

-------------------------------------------- ===================================
Address:

--------------------------------- --------------- ------------------------------
City:                             State:          Zip:

--------------------------------- --------------- ------------------------------
Date of Birth:                                    Relationship:*

================================================================================
* SPOUSAL CONSENT

This section must be completed by your spouse if you are married and your designated primary beneficiary is not your spouse.

I understand that by signing this form I am waiving my rights as beneficiary of any payments due from the Plan and that I am consenting to the designation of beneficiary(ies) named above. I further understand that this election is irrevocable unless my spouse revokes the designation of the beneficiary(ies) named above and appoints me as primary beneficiary.

-----------------------------------------------          -----------------------
   SPOUSE'S SIGNATURE                                    DATE

-----------------------------------------------          -----------------------
WITNESS (AUTHORIZED PLAN REPRESENTATIVE OR NOTARY)       DATE
--------------------------------------------------------------------------------
AUTHORIZATION
You may amend or revoke your designation at any time by filing another copy of this form. The most recently dated form will always apply (as long as it is witnessed, if applicable).

------------------------------------------------         -----------------------
   EMPLOYEE SIGNATURE                                    DATE

------------------------------------------------         -----------------------
   PLAN ADMINISTRATOR'S SIGNATURE                        DATE

FOR PLAN SPONSOR USE ONLY:  DO NOT SEND THIS FORM TO MERRILL LYNCH

--------------------------------------------------------------------------------
                                   CHANGE FORM
--------------------------------------------------------------------------------

FLAGSTAR BANK 401(k) PLAN                                     PLAN #:  ML200983
================================================================================
THIS FORM IS TO BE UTILIZED BY CURRENT PARTICIPANTS ONLY. DO NOT UTILIZE FOR ENROLLMENT PURPOSES. ENTER YOUR SOCIAL SECURITY NUMBER AND ONLY THE INFORMATION THAT IS CHANGING. THIS FORM MUST BE RETURNED TO YOUR BENEFITS REPRESENTATIVE.
--------------------------------------------------------------------------------
IMPORTANT: IF YOU ARE CHANGING OR CORRECTING ANY OF THE FOLLOWING EMPLOYEE INFORMATION, PLEASE ENTER THE CORRECT INFORMATION AND CHECK HERE: |_|
--------------------------------------------------------------------------------
EMPLOYEE INFORMATION (please print)          (SS# IS A REQUIRED FIELD)

-------------------------------------------- ===================================
Name:                                        SS#:
-------------------------------------------- ===================================
Address:
--------------------------------- --------------- ------------------------------
City:                             State:          Zip:
--------------------------------- --------------- ------------------------------
Date of Birth:             Date of Hire:
================================================================================
CONTRIBUTION ELECTION
I authorize my employer to make payroll deductions from my salary in the amount indicated below to be used as my contributions to the Plan:

|_| I wish to contribute the following whole percentage of my compensation to the Plan on a before-tax basis via payroll deduction (from 1 to 6%). __ __%

|_| I wish to discontinue contributions to the Plan at this time.
--------------------------------------------------------------------------------
INVESTMENT ELECTION: INVESTMENT ELECTIONS MUST BE MADE BY CALLING MERRILL LYNCH AT 1(800) 229-9040.
--------------------------------------------------------------------------------
AUTHORIZATION
My signature will serve as authorization for this and all future transactions I make to my accounts.

-------------------------------------                    ---/---/---
   EMPLOYEE SIGNATURE                                    DATE

--------------------------------------------------------------------------------
FOR PLAN SPONSOR USE ONLY:  DO NOT SEND THIS FORM TO MERRILL LYNCH

-------------------------------------                   ---/---/---
   PLAN ADMINISTRATOR'S SIGNATURE                       DATE

--------------------------------------------------------------------------------
                               CHECK DEPOSIT FORM
--------------------------------------------------------------------------------

FLAGSTAR BANK 401(k) PLAN                                    PLAN #:  ML200983
================================================================================
TRADING ACCOUNT # 899-28L04
EMPLOYEE INFORMATION (please print)

------------------------------------------- ====================================
Name:                                       SS#:
------------------------------------------- ====================================
Address:

-------------------------------- --------------------------- -------------------
City:                            State:                      Zip:
-------------------------------- --------------------------- -------------------
Deposit Amount:  $                          Day Phone #:  (   )    -
-----------------------------------------   ------------------------------------
INSTRUCTIONS:
o  Make Check Payable to:  Merrill Lynch Trust Company FBO `Participant's Name'
o  Complete appropriate section of this form
o  Obtain any necessary documentation
o  Give to your Benefits Department
--------------------------------------------------------------------------------
LOAN PAYOFF:

In order to FULLY SATISFY my current loan obligation, I am making a principal loan repayment in the amount(s) below. Loan Number and Payoff Amount can be obtained by calling (800) 229-9040. Loan Payoffs will be invested according to the current investment direction. If you do not have an investment direction on file, it will be deposited into ML Retirement Preservation Trust.

   ------------------------------ ============================================
            Loan Number                          Payoff Amount
   ------------------------------ ============================================
                                  $
   ------------------------------ --------------------------------------------
                                  $
   ------------------------------ --------------------------------------------

   ------------------------------ --------------------------------------------
                                  $
   ------------------------------ --------------------------------------------
                                  $
   ------------------------------ ============================================
                          Total:  $
   ------------------------------ ============================================

--------------------------------------------------------------------------------
ROLLOVER CONTRIBUTION:
A distribution statement from your former Plan must accompany your check and this form to properly qualify your rollover deposit and must state:
o Name, Social Security Number,  Taxable Amount and Date of Distribution
o That the plan from which the distribution occurred is a qualified plan
o That the distribution was a qualified total distribution from a qualified employer plan and
o That no part of the distribution is attributable to contributions made while being a key employee in a top-heavy plan

If your distribution is from a rollover IRA, check here:               |_|

Date of Birth:___/___/___Date of Hire:___/___/___Date of Plan Entry:___/___/___

ROLLOVER CONTINUED:

Invest my ROLLOVER CONTRIBUTION according to the investment direction as follows: Your investment election percentages must be in multiples of 1% totaling 100%. IF YOU FAIL TO MAKE AN ELECTION, YOUR CONTRIBUTIONS WILL BE FULLY INVESTED IN THE ML RETIREMENT PRESERVATION TRUST. THIS ELECTION WILL NOT CHANGE ANY INVESTMENT DIRECTION THAT YOU CURRENTLY HAVE ON FILE.

================================================================================
                      THIS SECTION IS FOR ROLLOVERS ONLY.
                 DO NOT COMPLETE THIS SECTION FOR LOAN PAYOFFS.

                                                                    INVESTMENT
                                                                     ELECTION
                                           FUND NAME                PERCENTAGES

                              FLAGSTAR COMPANY STOCK                 __ __ __%
                    ML RETIREMENT PRESERVATION TRUST                 __ __ __%
                         ML FEDERAL SECURITIES TRUST                 __ __ __%
  ML CORPORATE BOND FUND-INTERMEDIATE TERM PORTFOLIO                 __ __ __%
                                     ML CAPITAL FUND                 __ __ __%
                              PIMCO RENAISSANCE FUND                 __ __ __%
                     MASSACHUSETTS INVESTORS TRUST A                 __ __ __%
                               ML S&P 500 INDEX FUND                 __ __ __%
          MASSACHUSETTS INVESTOR'S GROWTH STOCK FUND                 __ __ __%
                                ML GLOBAL VALUE FUND                 __ __ __%

                                               TOTAL                  1  0  0  %

================================================================================
                                                             AUTHORIZATION:

I acknowledge that this deposit is being made in accordance with the provisions of the plan. I further acknowledge that I have read the prospectuses for the mutual funds and that this deposit will be processed in accordance with the terms and conditions therein.

----------------------------------------------     --------------------
   YOUR SIGNATURE                                  DATE

----------------------------------------------     --------------------
   PLAN ADMINISTRATOR'S SIGNATURE                  DATE

   If you have any questions concerning your account, please contact Merrill Lynch at 1 (800) 229-9040.

--------------------------------------------------------------------------------
                        FOR OFFICE USE ONLY
     -------------------------------------------------------------------

       -------------------------------  ----------------------------
       PROCESSED BY                     VERIFIED BY
     -------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                  CHECK DEPOSIT FORM PAGE 2 OF 2

                 WITHDRAWAL ROLLOVER/DISTRIBUTION ELECTION FORM
             (to be used with the Hardship Withdrawal Request Form)

INSTRUCTIONS FOR COMPLETING THIS FORM: COMPLETE THIS FORM IF YOU WISH TO ROLL OVER THE PORTION OF YOUR HARDSHIP WITHDRAWAL THAT IS NOT PAID FROM YOUR ELECTIVE (PRE-TAX) DEFERRAL ACCOUNT IN THE PLAN.

PLAN NAME:  FLAGSTAR BANK 401(k) PLAN

PLAN NUMBER:  200983

I.  PARTICIPANT INFORMATION

   Name:  ______________________________  Social Security # ____________________
          Last      First           MI

   Address: ____________________________________________________________________

II.  DISTRIBUTION METHOD

Any portion of your distribution that is eligible to be directly rolled over to an IRA or a qualified retirement plan and is not directly rolled over, will automatically be subject to 20% withholding for Federal Income Tax purposes. Please indicate your rollover election by checking one box in Section A, B or C.

In conjunction with your rollover election, you may elect to roll over less than 100% of your distribution and elect a separate distribution option for the balance. To elect to roll over less than 100%, indicate the percentage to be rolled over below. Then, check another box in Section D or E to indicate whether the balance should be paid to you or transferred to a Merrill Lynch brokerage account. If you do not make an election in Section D or E but indicate that less than 100% of your distribution should be rolled to an IRA or qualified retirement plan, the portion of your distribution not paid in a direct rollover will be paid directly to you in a cash distribution.

Percentage to be rolled over to an IRA or a qualified retirement plan:_________%

A) DIRECT ROLLOVER TO MERRILL LYNCH IRA -- The portion of your distribution that is being directly rolled over will be transferred into a Merrill Lynch IRA. If you need information about opening a Merrill Lynch IRA, please call 1-800-MERRILL. Indicate the method of payment for your direct rollover and account number of the IRA below:

|_| Company stock and cash - Whole shares of Company stock will be transferred to your IRA for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and the proceeds of the sale/redemption will be transferred to your IRA.

|_| Cash - Shares or other interests in any fund in the Plan from which your withdrawal is paid will be sold/redeemed and the proceeds of the sale/redemption will be transferred to your IRA.

         Merrill Lynch IRA Account Number             -
                                           -------------------------

                 WITHDRAWAL ROLLOVER/DISTRIBUTION ELECTION FORM
                                  (PAGE 2 OF 3)

B) DIRECT ROLLOVER TO A NON-MERRILL LYNCH IRA - A check and/or stock certificate for the portion of your distribution that is being directly rolled over will be made payable to your financial institution on your behalf and will be sent directly to you. You are responsible for forwarding the check and/or stock certificate to your financial institution for deposit in your IRA. Indicate the method of payment for your direct rollover and the name of your financial institution below:

|_| Company stock and cash - A certificate for whole shares of Company stock will be issued for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and a check will be issued for the proceeds of the sale/redemption.

|_| Cash - Shares or other interests in any fund in the Plan from which your withdrawal is paid will be sold/redeemed and a check will be issued for the proceeds of the sale/redemption.

     Name of Financial Institution: ____________________________________________

C) DIRECT ROLLOVER TO A QUALIFIED RETIREMENT PLAN - A check and/or stock certificate for the portion of your distribution that is being directly rolled over will be made payable to the qualified retirement plan on your behalf and will be sent directly to you. You are responsible for forwarding the check and/or stock certificate to the qualified retirement plan. Indicate the method of payment and name of the qualified retirement plan that will accept your rollover below:

|_| Company stock and cash - A certificate for whole shares of Company stock will be issued for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and a check will be issued for the proceeds of the sale/redemption.

|_| Cash - Shares or other interests in any fund in the Plan from which your withdrawal is paid will be sold/redeemed and a check will be issued for the proceeds of the sale/redemption.

     Name of Qualified Retirement Plan: ________________________________________

     If you elected to roll over less than 100% of your distribution, please complete either Section D or Section E below:

D) DIRECT PAYMENT TO YOU - Your distribution will be made payable and sent directly to you. Indicate the method of payment below:

|_| Company stock and cash - A certificate for whole shares of Company stock will be issued to you for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and a check will be issued to you for the proceeds of the sale/redemption.

                 WITHDRAWAL ROLLOVER/DISTRIBUTION ELECTION FORM
                                  (PAGE 3 OF 3)

|_| Cash -- Shares or other interests in any fund in the Plan from which your withdrawal is paid will be sold/redeemed and a check will be issued to you for the proceeds of the sale/redemption.

E) TRANSFER TO A MERRILL LYNCH BROKERAGE ACCOUNT - Your distribution will be transferred into your Merrill Lynch brokerage account. If you need information about opening a Merrill Lynch brokerage account, please call 1--800 MERRILL. Indicate the method of payment and the account number of the brokerage account below:

|_| Company stock and cash -- Whole shares of Company stock will be transferred to your brokerage account for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and the proceeds of the sale/redemption will be transferred to your brokerage account.

|_|  Cash -- Shares or other  interests  in any fund in the Plan from which your
     withdrawal  is  paid  will  be  sold/redeemed   and  the  proceeds  of  the
     sale/redemption will be transferred to your brokerage account.

     Merrill Lynch Brokerage Account Number             -
                                             ------------------------

III.  SIGNATURE

I hereby certify that I have received and read the Special Tax Notice Regarding Plan Payments. I understand that I have the right to review this notice for at least thirty (30) days before deciding whether I want to directly roll over my distribution or have the distribution paid directly to me. I further understand that, by executing and returning this distribution form in less than 30 days, I have waived my right to the 30-day waiting period.

-----------------------------------            --------------------------
Signature                                      Date

                        HARDSHIP WITHDRAWAL REQUEST FORM
                                  (SAFE HARBOR)
--------------------------------------------------------------------------------

PLAN NAME:  FLAGSTAR BANK 401(k) PLAN

PLAN NUMBER: 200983

I.  PARTICIPANT INFORMATION

Name: _________________________________   Social Security # ____________________
      Last         First            MI

Address:________________________________________________________________________

II.  WITHDRAWAL REQUEST (CHECK ONE BOX IN BOTH SECTIONS A AND B)

A. I understand that the amount of my withdrawal must be necessary to satisfy an immediate and heavy financial need and that the amount of the withdrawal cannot exceed the amount necessary to meet that need. I also understand that my withdrawal will be paid on a pro-rata basis from all funds in which I am invested in the Plan.

     |_|    I request a withdrawal in the amount of $_________________________
     |_|    I request the maximum withdrawal amount available.

B.   My withdrawal is requested for the following reason:

     |_| Unreimbursed medical expenses incurred or to be incurred by me, my spouse, or any of my dependents.

     |_|   The purchase (excluding mortgage payments) of my principal residence.

     |_| The payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for myself, my spouse, my children or my dependents.

     |_| The need to prevent eviction from or mortgage foreclosure on my principal residence.

Please attach supporting documentation for any of the requested reasons above (bills, contracts, eviction notices, etc.).

In connection with my request for a hardship withdrawal from the Plan, (a) I understand that I will not be allowed to make any contributions or deferrals to the Plan or to any other plan maintained by the Company for a 12-month period following the date I received my hardship withdrawal; (b) I understand that my elective (pre-tax) deferrals to the Plan will also be limited in the taxable year following the year in which I receive my hardship withdrawal in accordance with Plan terms; and (c) I certify that I have obtained all other distributions and non-taxable loans currently available to me under this Plan, as well as available under other plans maintained by the Company.

                        HARDSHIP WITHDRAWAL REQUEST FORM
                           (SAFE HARBOR - PAGE 2 OF 3)

III. DISTRIBUTION METHOD - APPLIES TO THE PORTION OF YOUR WITHDRAWAL MADE FROM YOUR ELECTIVE DEFERRAL ACCOUNT IN THE PLAN AS WELL AS ANY OTHER PORTION OF YOUR WITHDRAWAL THAT YOU DO NOT CHOOSE TO ROLL OVER.

ELECTIVE DEFERRALS MAY NOT BE DIRECTLY ROLLED OVER WHEN WITHDRAWN DUE TO HARDSHIP. ANY PORTION OF YOUR DISTRIBUTION THAT IS ELIGIBLE TO BE DIRECTLY ROLLED OVER TO AN IRA OR A QUALIFIED RETIREMENT PLAN AND IS NOT DIRECTLY ROLLED OVER, WILL AUTOMATICALLY BE SUBJECT TO 20% WITHHOLDING FOR FEDERAL INCOME TAX PURPOSES. PLEASE ALSO COMPLETE THE WITHDRAWAL ROLLOVER/DISTRIBUTION ELECTION FORM IF YOU WISH TO ROLL OVER THE PORTION OF YOUR WITHDRAWAL NOT MADE FROM YOUR ELECTIVE DEFERRAL ACCOUNT IN THE PLAN. FOR MORE INFORMATION REGARDING THE TAX CONSEQUENCES OF YOUR DISTRIBUTION, PLEASE READ THE SPECIAL TAX NOTICE.

Please indicate your election by choosing one of the following:

A) DIRECT PAYMENT TO YOU - Your distribution will be made payable and sent directly to you. Indicate the method of payment below:

|_| Company stock and cash - A certificate for whole shares of Company stock will be issued to you for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and a check will be issued to you for the proceeds of the sale/redemption.

|_| Cash - Shares or other interests in any fund in the Plan from which your withdrawal is paid will be sold/redeemed and a check will be issued to you for the proceeds of the sale/redemption.

B) TRANSFER TO A MERRILL LYNCH BROKERAGE ACCOUNT - Your distribution will be transferred into your Merrill Lynch brokerage account. If you need information about opening a Merrill Lynch brokerage account, please call 1-800-MERRILL. Indicate the method of payment and the account number of the brokerage account below:

|_| Company stock and cash - Whole shares of Company stock will be transferred to your brokerage account for any portion of your withdrawal paid from the Company stock fund. Shares or other interests in any other funds in the Plan from which your withdrawal is paid, as well as fractional shares of Company stock, will be sold/redeemed and the proceeds of the sale/redemption will be transferred to your brokerage account.

|_| Cash - Shares or other interests in any fund in the Plan from which your withdrawal is paid will be sold/redeemed and the proceeds of the sale/redemption will be transferred to your brokerage account.

         Merrill Lynch Brokerage Account Number              -
                                                  ------------------------

                        HARDSHIP WITHDRAWAL REQUEST FORM
                           (SAFE HARBOR - PAGE 3 OF 3)

IV.  FEDERAL TAX WITHHOLDING ELECTION

THIS ELECTION APPLIES ONLY TO THE PORTION OF YOUR WITHDRAWAL MADE FROM YOUR ELECTIVE DEFERRAL ACCOUNT IN THE PLAN.

Under the provisions of the Internal Revenue Code, the taxable portion of your distribution paid from your elective deferral account is subject to Federal Income Tax withholding unless you elect not to have withholding apply. IF YOU DO NOT MAKE AN ELECTION BY THE DATE YOUR DISTRIBUTION IS SCHEDULED TO OCCUR, FEDERAL INCOME TAX WILL BE WITHHELD AT A RATE OF 10% FROM THE TAXABLE PORTION OF YOUR DISTRIBUTION. If you elect not to have withholding apply, or if you do not have enough Federal Income Tax withheld from your distribution, you may be responsible for payment of estimated tax. You may be subject to tax penalties if your payments of estimated tax and withholding are not adequate. You should consider discussing this election with your tax advisor.

_____ Yes, withhold tax             ______ No, do not withhold tax

Complete this section if you checked yes above and you want a rate of Federal Income Tax withholding other than 10%:

Withhold Federal Income Tax at a rate of ______% or in the amount of $_________________.

Note: Some states require tax withholding. If you reside in one of these states, state taxes may be withheld as well.

V.  SIGNATURE

I hereby certify that the information specified above has been examined by me and that the information contained on this form is, to the best of my knowledge, true, accurate and complete.

I also certify that I have received and read the Special Tax Notice. I understand that I have the right to review this notice for at least thirty (30) days before deciding whether I want to directly roll over the portion of my withdrawal eligible to be rolled over or have the entire withdrawal paid directly to me. I further understand that, by executing and returning this withdrawal form in less than 30 days, I have waived my right to the 30-day waiting period.

-----------------------------                      ------------------------
Participant Signature                              Date

Is a Withdrawal Rollover/Distribution Election Form attached?  |_| Yes   |_| No

                               FOR OFFICE USE ONLY

|_| Approved |_| Denied Plan Representative's Signature ___________Date ________

Note: Merrill Lynch will not process this withdrawal unless one box is checked in each of the following sections: IIA, IIB and III. The withdrawal will also not be processed unless this form is signed by both the participant and the plan representative.

                              FLAGSTAR BANK 401(k)

                                 LOAN PROVISIONS
                              Effective May 3, 1999
                      (or as soon as practicable afterward)

An active Participant in the 401(k) Plan may request a loan from the Plan. A loan allows you to borrow from your account without incurring a penalty otherwise incurred with early withdrawal (unless loan payment is not paid off as prescribed. If a loan goes in default, this is considered an early disbursement and penalty provisions will take effect). You must repay the loan with interest, on an after tax basis, through payroll deduction. The interest paid on the loan goes directly into your account, so, in effect, you are paying yourself interest.

TYPES OF LOANS
There are two categories of loans available:

1) The general purpose loan.

     No reason need be given for this type of loan. The loan minimum is $1,000.00 and the maximum is the lesser of $50,000.00 (less the highest outstanding loan balance amount during the prior twelve (12) months) or 50% of the vested balance (minus the highest outstanding loan balance amount during the prior twelve (12) months).* Although there is no minimum time for repayment, the maximum length of time for repayment of this type of loan is five (5) years.

2) The Real Estate loan.

     This type of loan can only be used for the purchase of a principal residence. Again, the loan minimum is $1,000.00 and the maximum is the lesser of $50,000.00 (less the highest outstanding loan balance amount during the prior twelve (12) months) or 50% of the vested balance (minus the highest outstanding loan balance amount during the preceding twelve (12) months).* There is no minimum time for repayment, but unlike the general purpose loan, the maximum time of repayment is ten (10) years.

     In order to qualify for this type of loan, the employee must provide a copy of an executed real estate purchase agreement to the Human Resources Department.

               **************************************************
                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933
               **************************************************

INTEREST RATE

     The interest rate on all loans (both general purpose loans and real estate loans) is the Prime Rate plus 1%. This rate will be set on the last business day of the previous month based on the Wall Street Journal Prime Rate.

OTHER GENERAL PROVISIONS

     All loan requests are made by calling the Plan Administrator, Merrill Lynch, at their Voice Response System (1-800-229-9040). Once a loan is approved, you will receive a check with an attached promissory note. By endorsing the check, you agree to the terms and repayment conditions in the promissory note.

     There is a loan origination fee of $50.00 to be paid by the employee participant every time a loan is made. This origination fee will be included in your loan amount. Loan payoff will be made biweekly through payroll deduction. There is no penalty for early payoff. There may be only one loan outstanding per employee applicant at any given time.

     If you fail to make loan payments when they are due, you will be considered to be in default of the loan. Defaulting on a loan may be considered a distribution to you from the Plan, and could result in taxable income to you and could ultimately reduce your benefit from the Plan.

     Loan approval is made through the Plan Sponsor, Flagstar Bank. Loan distribution is made through the Plan Administrator, Merrill Lynch.

* The amount available for you to borrow can be obtained by calling the Voice Response System at 1-800-229-9040. Further information can be obtained at this number as well.

--------------------------------------------------------------------------------
                               SPECIAL TAX NOTICE
--------------------------------------------------------------------------------
This notice contains important information you will need in deciding how to receive your benefits from Flagstar Bank 401(k) Plan (the "Plan").

--------------------------------------------------------------------------------
                                     SUMMARY
--------------------------------------------------------------------------------

A payment from the Plan that is eligible for "rollover" can be taken in two ways. In most instances, you can have all or any portion of your payment from the Plan either 1) PAID IN A "DIRECT ROLLOVER" or 2) PAID TO YOU. A rollover is a payment of your Plan benefits to your individual retirement arrangement (IRA) or to another employer plan. This choice will affect the tax you owe.

If you choose a DIRECT ROLLOVER:

o Your payment will not be taxed in the current year and no income tax will be withheld.
o Your payment will be made directly to your IRA or, if you choose, to another employer plan that accepts your rollover.
o Your payment will be taxed later when you take it out of the IRA or the employer plan.

If you choose to have all or part of your Plan benefits PAID TO YOU:

o You will receive only 80% of the payment, because the Plan administrator is required to withhold 20% of the payment and send it to the IRS as income tax withholding to be credited against your taxes.
o Your payment will be taxed in the current year unless you roll it over. You may be able to use special tax rules that could reduce the tax you owe. However, if you receive the payment before age 59 1/2, you also may have to pay an additional 10% tax.
o You can roll over the payment by paying it to your IRA or to another employer plan that accepts your rollover within 60 days of receiving the payment. The amount rolled over will not be taxed until you take it out of the IRA or employer plan.
o If you want to roll over 100% of the payment to an IRA or employer plan, you must find other money to replace the 20% that was withheld. If you roll over only the 80% that you received, you will be taxed on the 20% that was withheld and was not rolled over.

--------------------------------------------------------------------------------
                   PAYMENTS THAT CAN AND CANNOT BE ROLLED OVER
--------------------------------------------------------------------------------

Payments from the Plan may be "eligible rollover distributions." This means that they can be rolled over to an IRA or to another employer plan that accepts rollovers. Your Plan administrator should be able to tell you what portion of your payment is an eligible rollover distribution.

The following types of payments cannot be rolled over:

Non-Taxable Payments. In general, only the "taxable portion" of your payment is an eligible rollover distribution. If you have made "after-tax" employee contributions to the Plan, these contributions will be non-taxable when they are paid to you and they cannot be rolled over. (After-tax employee contributions generally are contributions you made from your own pay that were already taxed.)

Payments Spread Over Long Periods. You cannot roll over a payment if it is part of series of equal (or almost equal) payments that are made at least once a year and that will last for

o    your lifetime (or your life expectancy), or
o    your lifetime and your beneficiary's lifetime (or life expectancies), or
o    a period of ten years or more.

Required Minimum Payments. Beginning in the later of the year you reach 70 1/2 or retire a certain portion of your payment cannot be rolled over because it is a "required minimum payment" that must be paid to you.

Hardship Withdrawals. A hardship withdrawal of your 401(k) salary deferrals is not an "eligible rollover distribution" for purposes of the direct rollover rules and is not subject to mandatory income tax withholding. A hardship withdrawal of your 401(k) salary deferrals is subject to voluntary income tax withholding. For 1999, the IRS has indicated that you may choose to roll over the distribution under the sixty-day rollover option even though it is not being treated as an eligible rollover distribution. Direct rollovers, sixty-day rollovers, mandatory and voluntary income tax withholding are described below.

--------------------------------------------------------------------------------
                                 DIRECT ROLLOVER
--------------------------------------------------------------------------------

You can choose a direct rollover of all or any portion of your payment that is an "eligible rollover distribution", as described above. In a direct rollover, the eligible rollover distribution is made payable to an IRA or another employer plan that accepts rollovers. If you choose a direct rollover, you are not taxed on a payment until you later take it out of the IRA or the employer plan.

Direct Rollover to an IRA. You can open an IRA to receive the direct rollover. (The term "IRA", as used in this notice, includes individual retirement accounts and individual retirement annuities.) If you choose to have your payment made directly to an IRA, contact an IRA sponsor (usually a financial institution) to find out how to have your payment made in a direct rollover to an IRA at that institution. If you are unsure of how to invest your money, you can temporarily establish an IRA to receive the payment. However, in choosing an IRA, you may wish to consider whether the IRA you choose will allow you to move all or a part of your payment to another IRA at a later date, without penalties or other limitations. See IRS Publication 590,

Individual Retirement Arrangements, for more information on IRAs (including limits on how often you can roll over between IRAs).

Direct Rollover to a Plan. If you are employed by a new employer that has a plan and you want a direct rollover to that plan, ask the administrator of that plan whether it will accept your rollover. An employer plan is not legally required to accept your rollover. If your new employer's plan does not accept a rollover, you can choose a direct rollover to an IRA.

Direct Rollover of a Series of Payments. If you receive eligible rollover distributions that are paid in a series for less than ten years, your choice to make or not make a direct rollover for a payment will apply to all later payments in the series until you change your election. You are free to change your election for any later payment in the series.

--------------------------------------------------------------------------------
                               PAYMENT PAID TO YOU
--------------------------------------------------------------------------------

If you have the payment made to you, it is subject to 20% income tax withholding. The payment is taxed in the year you receive it unless, within 60 days, you roll it over to an IRA, or another plan that accepts rollovers. If you do not roll it over, special tax rules may apply.

Income Tax Withholding:
Mandatory Income Tax Withholding. If any portion of the payment to you is an eligible rollover distribution, the Plan is required by law to withhold 20% of that amount. This amount is sent to the IRS as income tax withholding. For example, if your eligible rollover distribution is $10,000, only $8,000 will be paid to you because the Plan must withhold $2,000 as income tax. However, when you prepare your income tax return for the year, you will report the full $10,000 as a payment from the Plan. You will report the $2,000 as tax withheld, and it will be credited against any income tax you owe for the year.

Voluntary Income Tax Withholding. If any portion of your payment is not an eligible rollover distribution but is taxable, the mandatory withholding rules described above do not apply. In this case, you may elect not to have withholding apply to that portion. To elect out of withholding, ask the Plan administrator for the election form and related information.

Sixty-Day Rollover Option. If you have an eligible rollover distribution paid to you, you can still decide to roll over all or part of it to an IRA or another employer plan that accepts rollovers. If you decide to roll over, you must make the rollover within 60 days after you receive the payment. The portion of your payment that is rolled over will not be taxed until you take it out of the IRA or the employer plan.

You can roll over up to 100% of the eligible rollover distribution, including an amount equal to the 20% that was withheld. If you choose to roll over 100%, you must find other money within the 60-day period to contribute to the IRA or the employer plan to replace the 20% that was withheld. On the other hand, if you roll over only the 80% that you received, you will be taxed on the 20% that was withheld.

         Example: Your eligible rollover distribution is $10,000, and you choose to have it paid to you. You will receive $8,000, and $2,000 will be sent to the IRS as income tax withholding. Within 60 days after receiving the $8,000, you may roll over the entire $10,000 to an IRA or employer plan. To do this, you roll over the $8,000 you received from the Plan, and you will have to find $2,000 from other sources (your savings, a loan, etc.). In this case, the entire $10,000 is not taxed until you take it out of the IRA or employer plan. If you roll over the entire $10,000, when you file your income tax return you may get a refund of the $2,000 withheld.

         If, on the other hand, you roll over only $8,000, the $2,000 you did not roll over is taxed in the year it was withheld. When you file your income tax return you may get a refund of part of the $2,000 withheld. (However, any refund is likely to be larger if you roll over the entire $10,000.)

Additional 10% Tax If You Are Under 59 1/2. If you receive a payment before you reach age 59 1/2 and you do not roll it over, then, in addition to the regular income tax, you may have to pay an extra tax equal to 10% of the taxable portion of the payment. The additional 10% tax does not apply to your payment if it is
(1) paid to you because you separated from service with your employer during or after the year you reach age 55, (2) paid because you retired due to disability,
(3) paid to you as equal (or almost equal) payments over your life expectancy (or your and your beneficiary's lives or life expectancies) or (4) used to pay certain medical expenses. See IRS Form 5329 for more information on the additional 10% tax.

Special Tax Treatments. If your eligible rollover distribution is not rolled over, it will be taxed in the year you received it. However, if it qualifies as a "lump distribution", it may be eligible for special tax treatment. A lump sum distribution is a payment, within one year, of your entire balance under the Plan (and certain other similar plans of the employer) that is payable to you because you have reached age 59 1/2 or have separated from service with your employer (or, in the case of a self-employed individual), because you have reached age 59 1/2 or have become disabled). For a payment to qualify as a lump sum distribution, you must have been a participant in the Plan for at least five years. The special tax treatment for lump sum distributions is described below.

         Five-Year Averaging. If you receive a lump sum distribution after you are age 59 1/2, you may be able to make a one-time election to figure the tax on the payment by using "five-year averaging." Five-year averaging often reduces the tax you owe because it treats the payment much as if it were paid over five years.

         Ten-Year Averaging If You Were Born Before January 1, 1936. If you receive a lump sum distribution and you were born before January 1, 1936, you can make a one-time election to figure the tax on the payment by using "ten-year averaging" (using 1986 tax rates) instead of five-year averaging (using current tax rates). Like the five-year averaging rules, ten-year averaging often reduces the tax you owe.

         Capital Gain Treatment If You Were Born Before January 1, 1936. In addition, if you receive a lump sum distribution and you were born before January 1, 1936, you may elect to have the part of your payment that is attributable to your pre-1974 participation in the Plan (if any) taxed as a long-term capital gain at a rate of 20%.

There are other limits on the special tax treatment for lump sum distributions. For example, you can generally elect this special tax treatment only once in your lifetime, and the election applies to all lump sum distributions that you receive in that same year. If you have previously rolled over a payment from the Plan (or certain other similar plans of the employer), you cannot use this special tax treatment for later payments from the Plan. If you roll over your payment to an IRA, you will not be able to use this special tax treatment for later payments from the IRA. Also, if you roll over only a portion of your payment to an IRA, this special tax treatment is not available for the rest of the payment. Additional restrictions are described in IRS Form 4972, which has more information on lump sum distributions and how you can elect the special tax treatment.

Employer Stock or Securities. There is a special rule for a payment from the Plan that includes employer stock (or other employer securities). To use this special rule, 1) the payment must qualify as a lump sum distribution, as described above (or would qualify except that you do not yet have five years of participation in the Plan), or 2) the employer stock included in the payment must be attributable to "after-tax" employee contributions, if any. Under this special rule, you may have the option of not paying tax on the "net unrealized appreciation" of the stock until you sell the stock. Net unrealized appreciation generally is the increase in the value of the employer stock while it was held by the Plan. For example, if at the time the Plan bought the stock it was worth $1,000, but was worth $1,200 when you received it, you would not have to pay tax on the $200 increase in value until you later sold the stock.

You may instead elect not to have the special rule apply to the net unrealized appreciation. In this case, your net unrealized appreciation will be taxed in the year you receive the stock, unless you roll over the stock. The stock (including any net unrealized appreciation) can be rolled over to an IRA or another employer plan that accepts stock rollovers either in a direct rollover or a rollover that you make yourself.

If you receive employer stock in a payment that qualifies as a lump sum distribution, the special tax treatment for lump sum distributions described above (such as five-year averaging) also may apply. See IRS Form 4972 for additional information on these rules.

--------------------------------------------------------------------------------
           SURVIVING SPOUSES, ALTERNATE PAYEES AND OTHER BENEFICIARIES
--------------------------------------------------------------------------------

In general, the rules summarized above that apply to payments to participants also apply to payments to surviving spouses of participants and to spouses or former spouses who are "alternate payees". You are an alternate payee if your interest in the Plan results from a "qualified domestic relations order", which is an order issued by a court, usually in connection with a divorce or legal separation. Some of the rules summarized above also apply to a deceased participant's beneficiary who is not a spouse. However, there are some exceptions for payments to surviving spouses, alternate payees, and other beneficiaries that should be mentioned.

If you are a surviving spouse, you may choose to have an eligible rollover distribution paid in a direct rollover to an IRA or paid to you. If you have the payment paid to you, you can keep it or roll it over yourself to an IRA, but you cannot roll it over to an employer plan. If you are an alternate payee, you have the same choices as the participant. Thus, you can have the payment paid as a direct rollover or paid to you. If you have it paid to you, you can keep it or roll it over yourself to an IRA or to another employer plan that accepts rollovers.

If you are a beneficiary other than the surviving spouse, you cannot choose a direct rollover, and you cannot roll over the payment yourself.

If you are a surviving spouse, an alternate payee, or another beneficiary, your payment is not subject to the additional 10% penalty tax described above, even if you are younger than age 59 1/2.

If you are a surviving spouse, an alternate payee, or another beneficiary, you may be able to use the special tax treatment for lump sum distributions and the special rule for payments that include employer stock, as described above. If you receive a payment because of the employee's death, you may be able to treat the payment as a lump sum distribution if the employee met the appropriate age requirements, whether or not he/she had five years of participation in the Plan.

--------------------------------------------------------------------------------
                      HOW TO OBTAIN ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

This notice summarizes only the federal (not state or local) tax rules that might apply to your payment. The rules described above are complex and contain many conditions and exceptions that are not included in this notice. Therefore, you may want to consult with a professional tax advisor before you take a payment of your benefits from the Plan. Also, you can find more specific information on the tax treatment of payments from qualified retirement plans in IRS Publication 575, Pension and Annuity Income, and IRS Publication 590, Individual Retirement Arrangements. These publications are available from your local IRS office or by calling 1-800-TAX-FORMS.